Exhibit 10.1

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of December 21, 2022, is by and among Berkeley Lights, Inc., a Delaware corporation (“Parent”), Iceland Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), IsoPlexis Corporation, a Delaware corporation (the “Company”), and Igor Y. Khandros and Susan Bloch (collectively, the “Stockholder”).

RECITALS

WHEREAS, concurrently herewith, the Company, Parent and Merger Sub are entering into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, as of the date of this Agreement, the Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act), including by way of trust, of the approximate number of shares of Parent Common Stock set forth on Schedule A hereto, (all of the shares of Parent Common Stock owned of record or beneficially by the Stockholder as of the date of this Agreement, the “Owned Shares” and, together with any additional shares of Parent Common Stock or other voting securities of Parent of which the Stockholder acquires beneficial ownership after the date of this Agreement, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, consolidation, reclassification, exchange or change of such shares, or other similar transaction, or upon exercise or conversion of any securities (including any Parent Stock Options or any other equity awards), the Stockholder’s “Covered Shares”);

WHEREAS, as a condition and inducement to the willingness of the Company, Parent and Merger Sub to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger and the Share Issuance, the Company, Parent, Merger Sub and the Stockholder are entering into this Agreement; and

WHEREAS, the Stockholder acknowledges that each of the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Merger Agreement if the Stockholder did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.          Certain Definitions. All capitalized terms that are used but not defined herein have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms have the following respective meanings:

(a)          “Permitted Liens” means Liens that would not reasonably be expected to interfere adversely with the performance by the applicable Stockholder of its obligations hereunder.

(b)          “Termination Date” means the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms or (iii) the date on which any amendment to the Merger Agreement is effected, or any waiver of Parent’s or Merger Sub’s rights or the Company’s obligations under the Merger Agreement is granted, in each case, without the Stockholder’s prior written consent, that (A) increases the Merger Consideration to be received by the stockholders of the Company, (B) changes the form of Merger Consideration payable to the stockholders of the Company, (C) extends the End Date or imposes any additional conditions to the consummation of the Merger or (D) affects any of the other material terms of Article II (The Merger), Section 6.03 (No Solicitation by Parent; Parent Recommendation), Section 7.09 (Certain Tax Matters), Article VIII (Conditions Precedent) or Article IX (Termination, Amendment and Waiver) of the Merger Agreement in a manner that is materially adverse to the Stockholder in his capacity as such.

(c)          A Person will be deemed to have effected a “Transfer” of a security if such Person, whether voluntarily or involuntarily, directly or indirectly (i) sells, pledges, encumbers, hypothecates, leases, assigns, gifts, grants an option with respect to, transfers, exchanges, tenders or disposes (by merger, by testamentary disposition, by operation of law or otherwise) of such security or any interest in such security, (ii) creates or permits to exist any Liens (other than Permitted Liens and restrictions on transfer imposed under applicable securities laws), (iii) deposits such security into a voting trust or enters into a voting agreement or arrangement or grants any proxy, power of attorney or other authorization with respect thereto that is inconsistent with this Agreement or (iv) enters into an agreement to take any of the actions referred to in the foregoing clauses (i) through (iii).

2.          Transfer Restrictions. From the date of this Agreement until the Termination Date, the Stockholder shall not Transfer (or cause or permit the Transfer of) any of his Covered Shares except with the Company’s prior written consent. Notwithstanding anything to the contrary in this Agreement, this Section 2 shall not prohibit a Transfer of Covered Shares by the Stockholder to any of his Affiliates or limited partners (including, for the avoidance of doubt, any distribution in kind to the limited partners) or to any member of the Stockholder’s family or to a trust for the benefit of the Stockholder or any member of the Stockholder’s family; provided that such a Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing (in form and substance reasonably satisfactory to the Company) to be bound by all of the obligations of the Stockholder under this Agreement with respect to such Covered Shares being Transferred. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall be null and void and of no effect whatsoever.

3.          Agreement to Vote.

(a)          From the date of this Agreement until the Termination Date, at the Parent Stockholder Meeting and any other meeting of the stockholders of Parent (and at every adjournment or postponement thereof) to vote on any matter contemplated by this Agreement, however called, or (if applicable) in connection with any written consent of Parent’s stockholders, the Stockholder shall unconditionally and irrevocably vote, or shall cause to be unconditionally and irrevocably voted, all its Covered Shares held at that time:

(i)          in favor of the Share Issuance;

(ii)          in favor of the approval of any proposal to adjourn the meeting to a later date, if there is not a quorum or sufficient affirmative votes (in person or by proxy) to obtain the Parent Stockholder Approval on the date on which such meeting is held;

(iii)          against any action or agreement that would reasonably be expected to result in the conditions of the Transactions not being fulfilled or a breach of a covenant, representation or warranty or any other material obligation or agreement of Parent contained in the Merger Agreement;

(iv)          against any action, proposal, transaction or agreement that would reasonably be expected to prevent or materially delay the consummation of the Transactions; and

(v)          against any Parent Takeover Proposal.

(b)          From the date of this Agreement until the Termination Date, the Stockholder shall appear, or shall cause the applicable entity that is the record holder of any of the Stockholder’s Covered Shares, as applicable (in person, by proxy or by any other means permitted by the Parent Bylaws) at each meeting of the stockholders of Parent, or adjournment or postponement thereof, to vote on any matter contemplated by this Agreement and shall cause all its Covered Shares to be counted as present thereat for purposes of calculating a quorum and shall vote all its Covered Shares in accordance with this Section 3.

(c)          Nothing in this Agreement, including this Section 3, limits or restricts the Stockholder, or any Affiliate or designee of the Stockholder who serves as a member of the Parent Board in acting or voting in his or her capacity as a director of Parent and exercising his or her fiduciary duties and responsibilities, it being understood that this Agreement applies to the Stockholder solely in its capacity as a stockholder of Parent and does not apply to the Stockholder’s or any such Affiliate or designee’s actions, judgments or decisions as a director of Parent, and such actions (or failures to act) shall not be deemed to constitute a breach of this Agreement.

4.          No Inconsistent Agreements. The Stockholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, the Stockholder (i) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any of its Covered Shares and (ii) has not granted, and shall not grant at any time prior to the Termination Date of this Agreement, a proxy or power of attorney with respect to any of its Covered Shares, in either case, that is inconsistent with the Stockholder’s obligations pursuant to this Agreement.

5.          Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company, solely as to itself and not as to any other Stockholder or other Person, as follows:

(a)          Power; Organization; Binding Agreement. The Stockholder has the capacity to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder, and, assuming due authorization, execution and delivery by the Company, this Agreement is enforceable against the Stockholder in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b)          No Conflicts. None of the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which the Stockholder is a party or by which the Stockholder may be bound, including any voting agreement or voting trust, (ii) result in the creation of any Lien on any of the assets or properties of the Stockholder, (iii) violate any applicable Law or Judgment or (iv) with respect to the Stockholder that is not a natural person, violate the organizational documents of the Stockholder, except for such consents, approvals, breaches, Liens or violations that would not, individually or in the aggregate, prevent or materially delay the Stockholder from performing his, her or its obligations under this Agreement.

(c)          Ownership of Covered Shares. The Stockholder is the beneficial owner of the Stockholder’s Covered Shares. All the Stockholder’s Covered Shares are owned free and clear of any Liens other than Permitted Liens, and no Person has a right to acquire any of such securities, in each case other than pursuant to this Agreement, the Merger Agreement, under applicable federal or state securities laws or pursuant to any written policies of Parent only with respect to restrictions upon the trading of securities under applicable securities laws. As of the date of this Agreement, except as set forth on Schedule A, other than the Owned Shares, the Stockholder does not own beneficially or of record any (i) shares of capital stock or voting securities of Parent, (ii) securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent or (iii) options or other rights to acquire from Parent any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Parent.

(d)          Voting Power. The Stockholder has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of the securities subject to this Agreement owned by the Stockholder, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and those arising under the terms of this Agreement.

(e)          Reliance by the Company. The Stockholder understands and acknowledges that each of the Company, Parent and Merger Sub is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

(f)          Consents and Approvals. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, require the Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority, except in each case for filings with the SEC or where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by the Stockholder of any of its obligations hereunder.

6.          Additional Covered Shares. Prior to the Termination Date, in the event that any Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional shares of Parent Common Stock or other voting interests with respect to Parent, such shares of Parent Common Stock or other voting interests will, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, the number of shares of Parent Common Stock held by the Stockholder will be deemed amended accordingly, and such shares of Parent Common Stock or voting interests will automatically become subject to the terms of this Agreement as Covered Shares.

7.          Representations and Warranties of the Company and Parent. The Company and the Parent hereby represent and warrant to the Stockholder as follows:

(a)          Authority; Binding Nature. Each of the Company and Parent has all requisite power and authority to (i) execute and deliver this Agreement, (ii) perform its covenants and obligations hereunder and (iii) consummate the transactions contemplated hereby to be consummated by it. The execution and delivery of this Agreement by each of the Company and Parent, the performance of each of their covenants and obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company and Parent, and no additional actions are necessary to authorize (A) the execution and delivery of this Agreement by the Company or Parent; (B) the performance by each of the Company and Parent of its covenants and obligations hereunder; or (C) the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and Parent (assuming due authorization, execution and delivery by the Stockholder) constitutes a valid and binding obligation of the Company and Parent, enforceable against the Company and Parent in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b)          No Conflicts. None of the execution and delivery by each of the Company and Parent of this Agreement, the performance by each of the Company and Parent of its obligations hereunder or the consummation by each of the Company and Parent of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which the Company or Parent is a party or by which the Company or Parent may be bound, including any voting agreement or voting trust, (ii) result in the creation of any Lien on any of the assets or properties of the Company or Parent, (iii) violate any applicable Law or Judgment or (iv) violate the organizational documents of the Company or Parent.

8.          [intentionally omitted]

9.          [intentionally omitted]

10.          Stockholder Litigation. The Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, that may be brought against the Company, Parent, Merger Sub or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby; provided that this Section 10 shall not be deemed a waiver of any rights of the Stockholder or its Affiliates for any breach of this Agreement or the Merger Agreement by Parent, the Company or any of their respective Affiliates.

11.          No Solicitation. The Stockholder shall not take any action that Parent would then be prohibited from taking under Section 6.03 of the Merger Agreement. The Stockholder shall cease immediately and cause to be terminated any solicitations, encouragements, discussions and negotiations that commenced prior to the date of this Agreement with respect to any Parent Takeover Proposal, or any inquiry, expression of interest, proposal, discussions, negotiations or offer that constitutes, or could reasonably be expected to lead to, a Parent Takeover Proposal.  Nothing in this Section 11 shall be construed as prohibiting, or imposing any obligation on any Stockholder with respect to, any action (other than actions taken by or on behalf of the Stockholder) that is taken by any Person other than the Stockholder.

12.          Termination. This Agreement and all rights and obligations of the parties hereunder will terminate and have no further force or effect as of the Termination Date; provided that this Section 12 and Section 13 shall survive the termination of this Agreement. Notwithstanding the foregoing, nothing set forth in this Section 12 or elsewhere in this Agreement relieves any party hereto from liability, or otherwise limits the liability of any party hereto, for any willful and material breach of this Agreement prior to such termination.

13.          Miscellaneous.

(a)          Severability. If any term, provision, covenant or restriction of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal, void or unenforceable in any respect by a court of competent jurisdiction or other Governmental Authority, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a holding, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(b)          Assignment. Except in connection with a Transfer of any Covered Shares in accordance with Section 2, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties and any purported assignment in violation hereof shall be null and void ab initio. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

(c)          Amendment and Modification; Waiver. This Agreement may be amended or waived by any party only if such amendment or waiver is in writing and is signed by each party to this Agreement. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or in equity.

(d)          Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy to which the parties are entitled at law or in equity, (i) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief, to prevent breaches or threatened or anticipated breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in Section 13(h), without proof of damages or otherwise, and (ii) the right of specific performance is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Merger Sub or any of the Stockholder would have entered into this Agreement. Each of the parties agrees that it waives the defense of adequacy of a remedy at law and will not oppose the granting of an injunction or injunctions, specific performance or other equitable relief on the basis that (A) the other parties have an adequate remedy at law or (B) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 13(d) shall not be required to provide any bond or other security in connection with any such order or injunction.

(e)          Notices. All notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered, if delivered in person, (ii) on the next Business Day if transmitted by national overnight courier (with confirmation of delivery) or (iii) on the date transmitted if sent by email (provided that no “bounce back” or similar message of non-delivery is received with respect thereto), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 13(e)):

If to the Stockholder:

Igor Y. Khandros and Susan Bloch
25 Haciendas Road
Orinda, CA 94563
Email: [     ]

with a copy (which will not constitute notice or service of process) to:

Loeb & Loeb LLP
10100 Santa Monica Blvd., Suite 2200
Los Angeles, CA 90067
Attention: Arash Khalili
Email: akhalili@loeb.com

If to Parent or Merger Sub, to:

Berkeley Lights, Inc.
5858 Horton Street, Suite 320
Emeryville, CA 94608
Attention: Scott Chaplin
Email: [     ]

with a copy (which will not constitute notice or service of process) to:

Freshfields Bruckhaus Deringer US LLP
601 Lexington Avenue, 31st Floor
New York, NY 10022
Attention: Damien R. Zoubek
                 Oliver J. Board
Email: damien.zoubek@freshfields.com
            oliver.board@freshfields.com

If to any Stockholder or to the Company, to:

IsoPlexis Corporation
35 NE Industrial Road
Branford, CT 06405
Attention: Richard W. Rew II
Email: [     ]

with a copy (which will not constitute notice or service of process) to:

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention: Richard Hall
                 Andrew C. Elken
Email: rhall@cravath.com
            aelken@cravath.com

Notwithstanding anything in this Agreement to the contrary, any notice given in accordance with the foregoing clauses (i) or (ii) of this Section 13(e) shall only be effective if a duplicative copy of such notice is also given by email in the method described in this Section 13(e).

(f)          No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto (and their respective successors and permitted assigns) any rights (legal, equitable or otherwise) or remedies, whether as third‑party beneficiaries or otherwise.

(g)          Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.

(h)          Jurisdiction. All Actions arising out of or relating to this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware). The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of such courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action, (iii) agree to not attempt to deny or defeat such jurisdiction by motion or otherwise request for leave from any such court and (iv) agree to not bring any Action arising out of or relating to this Agreement or the Transactions in any court other than the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware), except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 13(h) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 13(e) of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(i)          WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 13(i).

(j)          Rules of Construction. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of such counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to in this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto.

(k)          Entire Agreement. This Agreement, taken together with the Schedules attached hereto and the Merger Agreement to the extent referenced herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect thereto.

(l)          Interpretation. The rules of interpretation set forth in Section 1.03 of the Merger Agreement shall apply to this Agreement, mutatis mutandis.

(m)          Expenses. Except as otherwise expressly provided in this Agreement or the Merger Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such fees or expenses.

(n)          No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made against, the entities that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith.

14.          Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto, it being understood and agreed that all parties hereto need not sign the same counterpart. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

15.          [intentionally omitted]

16.          No Ownership Interest. The Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to the Stockholder’s Covered Shares will remain vested in and belong to the Stockholder, and nothing herein will, or will be construed to, grant the Company any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement will be interpreted as creating or forming a “group” with any other Person, including other holders listed on Schedule A, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BERKELEY LIGHTS, INC.

/s/ Siddhartha Kadia
Name: Siddhartha Kadia
Title: Chief Executive Officer

ICELAND MERGER SUB INC.

/s/ Scott Chaplin
Name: Scott Chaplin
Title: President

[Signature Page to Voting Agreement]

ISOPLEXIS CORPORATION

/s/ Richard W. Rew II
Name: Richard W. Rew II
Title: Senior Vice President, General Counsel & Secretary

[Signature Page to Voting Agreement]

/s/ Igor Y. Khandros
Igor Y. Khandros

/s/ Susan Bloch
Susan Bloch

[Signature Page to Voting Agreement]

Schedule A

Approximate Number of Beneficially Owned Shares: 8,800,000 shares of Parent Common Stock*

*If any additional shares of Parent Common Stock are owned by the Stockholder as of the date of this Agreement, such shares shall be automatically deemed to be “Owned Shares” notwithstanding the contents of this Schedule A.